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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in Registration Statement No. 333-22977 of Quanex Corporation on Form S-8 of our report dated June 23, 2004, appearing in this Annual Report on Form 11-K of the Quanex Corporation Piper Impact 401(k) Plan for the year ended December 31, 2003.

/s/ DELOITTE & TOUCHE, LLP DELOITTE & TOUCHE, LLP

Houston, Texas
June 23, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM